INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED AUGUST 9, 2021 TO THE PROSPECTUSES DATED
DECEMBER 21, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
(each, a “Fund”)
Each Fund has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in each Fund’s Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
Please Retain This Supplement For Future Reference.
P-PS-SIFT-PRO-SUP 080921

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED AUGUST 9, 2021 TO THE STATEMENT OF ADDITIONAL
INFORMATION DATED DECEMBER 21, 2020,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
(each, a “Fund”)
Each Fund has changed its classification from “non-diversified” to “diversified.” The disclosure in the Statement of Additional Information is updated as follows:
The sixth sentence in the first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Funds in the list of funds that are classified as “diversified” for purposes of the Investment Company Act of 1940.
In addition and accordingly, each Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
Please Retain This Supplement For Future Reference.
P-PS-SIFT-SOAI-SUP 080921